UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 28, 2012

DIRECTV
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On September 28, 2012 (the “Closing Date”), DIRECTV Holdings LLC (“Borrower”), an indirect, wholly-owned subsidiary of DIRECTV, and DIRECTV and certain of Borrower’s subsidiaries as Guarantors, including DIRECTV Financing Co., Inc., entered into: (i) a 3.5 Year Credit Agreement with a Revolving Termination Date of February 7, 2016 (“3.5 Year Credit Agreement”); and (ii) a 5 Year Credit Agreement with a Revolving Termination Date of September 28, 2017 (“5 Year Credit Agreement” and together with the 3.5 Year Credit Agreement, the “Credit Agreements”), each of the Credit Agreements dated as of September 28, 2012, among the Borrower, the lenders party thereto from time to time, Citibank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Bank of America, N.A., The Royal Bank of Scotland PLC and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners.
The 3.5 Year Credit Agreement provides for a $1 billion, 3.5 year, senior unsecured revolving credit facility (the “3.5 Year Facility”), all of which is presently undrawn. The 5 Year Credit Agreement provides for a $1.5 billion, five year, senior unsecured revolving credit facility (the “5 Year Facility” and together with the 3.5 Year Facility, the “Facilities”), all of which is presently undrawn.  The Credit Agreements provide for an incremental increase in the Aggregate Revolving Commitments of up to $500 million in the aggregate between the 3.5 Year Facility and the 5 Year Facility. In addition, the amount available under the Facilities is subject to decrease under certain circumstances as provided for in the Credit Agreements. The Facilities replace the credit agreement dated as of February 7, 2011, among the Borrower, certain subsidiaries of the Borrower as guarantors, the lenders party thereto and Citibank, N.A., as administrative agent, which was terminated September 28, 2012.

Borrowings under the Credit Agreements currently bear interest at a rate equal to either (a) the Eurocurrency Rate as defined in the Credit Agreements plus 1.25% per annum, or (b) for any day, a fluctuating rate per annum equal to 0.25% plus the highest of (i) the rate of interest announced publicly by the Administrative Agent in New York City and in effect on such day as the Administrative Agent’s base rate, (ii) the Federal Funds Rate plus 0.50% and (iii) the Eurocurrency Rate for an Interest Period of one month plus 1.00%.  The applicable interest rate may be increased or decreased under certain conditions.  Borrower is required to pay a commitment fee currently set at 0.15% per year on the unused commitment under the Facilities, which fee is subject to increase or decrease under certain conditions.

Borrowings under each of the Facilities will be unsecured senior obligations of the Borrower and will rank equally in right of payment with all of the Borrower’s existing and future senior debt and will rank senior in right of payment to all of the Borrower’s future subordinated debt, if any.  Obligations, as defined in the Credit Agreements, will be guaranteed (as to each of the Facilities, the “Guarantees”) by DIRECTV and all of Borrower’s material existing domestic subsidiaries signatory to the Facilities and by certain of Borrower’s future domestic subsidiaries on a joint and several basis (the “Guarantors”).  Neither the parent company of Borrower, The DIRECTV Group, Inc., nor any subsidiaries of DIRECTV or The DIRECTV Group, Inc., other than the Borrower and certain of its subsidiaries and DIRECTV Financing Co., Inc., are obligors or guarantors under either of the Credit Agreements. A Guarantor may be released of its obligations under the Guarantees if no Default or Event of Default shall have occurred and be continuing and such Guarantor is concurrently released from its guarantees under all of the Borrower’s Existing Senior Notes and any Additional Notes then outstanding.

Each of the Facilities requires Borrower to comply with a single financial covenant that the Consolidated Total Leverage Ratio of the Borrower and its Subsidiaries, on a consolidated basis, not be greater than 5.0:1.0 as of the last day of any fiscal quarter commencing with the fiscal quarter ending September 30, 2012.  Other covenants also apply that restrict Borrower’s or its Subsidiaries’ ability to, among other things, (i) incur liens, (ii) incur additional indebtedness, (iii) merge or consolidate with another entity, (iv) materially change the nature of its business or (v) enter into certain transactions with affiliates, in each case subject to exceptions as provided in the Credit Agreements. If Borrower fails to comply with these or other covenants, all or a portion of its borrowings under each of the Facilities could become immediately payable and the Facilities could be terminated. As of the Closing Date, Borrower was in compliance with all such covenants. Each of the Facilities also provides that the borrowings may be required to be prepaid if certain change-in-control events occur.

Borrowings from each of the Facilities may be used for general corporate purposes, which may include a distribution to DIRECTV for share repurchases and other corporate purposes.

ITEM 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

The 3.5 Year Credit Agreement is filed herewith as Exhibit 10.1and the 5 Year Credit Agreement is filed herewith as Exhibit 10.2.  The foregoing description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference in each case to the actual agreement.  Capitalized terms not otherwise defined in this Report shall have the meaning provided in the Credit Agreements.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits.

10.1
3.5 Year Credit Agreement dated as of September 28, 2012, by and among Borrower and DIRECTV and certain of Borrower’s subsidiaries as Guarantors, and Citibank, N.A., as Administrative Agent, the lenders party to the 3.5 Year Credit Agreement, Barclays Bank PLC, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Bank of America, N.A., The Royal Bank of Scotland PLC and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners

10.2
5 Year Credit Agreement dated as of September 28, 2012, by and among Borrower and DIRECTV and certain of Borrower’s subsidiaries as Guarantors, and Citibank, N.A., as Administrative Agent, the lenders party to the 5 Year Credit Agreement, Barclays Bank PLC, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Bank of America, N.A., The Royal Bank of Scotland PLC and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: October 4, 2012	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

Exhibit Index

(d)	Exhibits.

10.1
3.5 Year Credit Agreement dated as of September 28, 2012, by and among Borrower and DIRECTV and certain of Borrower’s subsidiaries as Guarantors, and Citibank, N.A., as Administrative Agent, the lenders party to the 3.5 Year Credit Agreement, Barclays Bank PLC, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Bank of America, N.A., The Royal Bank of Scotland PLC and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners

10.2
5 Year Credit Agreement dated as of September 28, 2012, by and among Borrower and DIRECTV and certain of Borrower’s subsidiaries as Guarantors, and Citibank, N.A., as Administrative Agent, the lenders party to the 5 Year Credit Agreement, Barclays Bank PLC, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Bank of America, N.A., The Royal Bank of Scotland PLC and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners

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